UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II

200 West Street

New York, New York 10282

IMPORTANT NOTICE AND UPDATE REGARDING

2025 ANNUAL MEETING OF STOCKHOLDERS

May 28, 2025

Dear Stockholder,

Earlier today, Goldman Sachs Middle Market Lending Corp. II (the “Company”) convened and adjourned its 2025 Annual Meeting of Stockholders (the “Meeting”), without any business being conducted other than the adjournment.

The Meeting was adjourned because a quorum was not present. The Meeting will be reconvened on June 18, 2025 at 11:00 a.m. (Eastern Time) and held virtually by means of a live webcast. The live webcast of the Meeting will be accessible at www.virtualshareholdermeeting.com/MMLC2025, as described in the definitive proxy statement on Schedule 14A of the Company, dated April 2, 2025 (the “Proxy Statement”). By accessing the live webcast of the Meeting, you will be able to attend the Meeting online, as well as vote your shares and submit questions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Only stockholders of record as of the close of business on March 31, 2025 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. This letter does not change the proposals to be acted upon at the Meeting, which are described in the Proxy Statement.

Please note that any proxy card that you requested or that the Company delivered has not changed and may still be used to vote your shares in connection with the Meeting. If you have already submitted your vote, you do not need to take any further action. Information on how to vote your shares and how to change your vote or revoke your proxy is contained in the Proxy Statement. The Company urges stockholders to vote their shares by using one of the methods described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JUNE 18, 2025

This Notice, the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online at www.proxyvote.com (please have the control number found on your Notice ready when you visit this website).

Goldman Sachs Middle Market Lending Corp. II

/s/ Caroline Kraus
Name: Caroline Kraus
Title: Secretary

Goldman Sachs Middle Market Lending Corp. II MEETING ADJOURNED WE URGENTLY NEED YOUR VOTE Dear Fellow Shareholder: In an effort to continue to solicit votes, the Annual Meeting of Shareholders of Goldman Sachs Middle Market Lending Corp. II has been adjourned and will now be held on June 18, 2025. Our records indicate that your shares have not yet been voted and we urge you to vote as soon as possible to ensure that the adjourned meeting can occur as scheduled. Please respond to the proxy solicitation by voting in favor of the proposals described in the proxy materials previously provided. Voting is quick and easy, only taking a few moments. If sufficient votes are not cast, we may have to adjourn and reschedule the annual meeting, incurring additional costs. If you have any questions, please feel free to call 1-833-215-7517. FOUR WAYS TO VOTE PROXY QUESTIONS? Call 833-215-7517 ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD call 1-833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. R28495-LTR